Exhibit 99.4

To: Investor Relations list

Subject Line: Prologis to Acquire Liberty for $12.6 billion

Good evening, and my apologies for the Sunday alert. Attached you will find a joint LPT/Prologis press release detailing the above-referenced transaction, as well as information on accessing tomorrow morning’s conference call.

Best regards,

Jeanne

Subject line: LPT earnings

Good evening, attached you will find a press release and supplemental financial information for Liberty’s third quarter results. Given the announcement of our proposed merger with Prologis, we will be canceling our earnings call scheduled for Tuesday.

Best regards,

Jeanne